UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2008

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 16, 2008, Infinera Corporation (the “Company”) issued press releases announcing a customer win with one of the world’s largest telecom carriers and reaffirmed guidance for the second quarter of 2008, provided initial revenue guidance for the third quarter of 2008 and an adjustment to previously disclosed revenue growth for fiscal year 2008. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated June 16, 2008 titled “Infinera Wins Major European DWDM Network.”

99.2	Press release dated June 16, 2008 titled “Infinera Reaffirms Q2 Guidance and Provides Initial Q3 and Updated FY08 Revenue Outlooks.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: June 16, 2008	By:	/s/ Michael O. McCarthy, III
Michael O. McCarthy, III
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 16, 2008 titled “Infinera Wins Major European DWDM Network.”

99.2	Press release dated June 16, 2008 titled “Infinera Reaffirms Q2 Guidance and Provides Initial Q3 and Updated FY08 Revenue Outlooks.”